UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05497

Western Asset Municipal High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)-777-0102

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2017

WESTERN ASSET

MUNICIPAL HIGH

INCOME FUND INC.

(MHF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income exempt from federal income taxes.

The Fund invests primarily in intermediate- and long-term municipal debt securities issued by state and local governments. However, the Fund may invest in municipal obligations of any maturity.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Municipal High Income Fund Inc. for the six-month reporting period ended April 30, 2017. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

May 31, 2017

II	Western Asset Municipal High Income Fund Inc.

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended April 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2016 U.S. gross domestic product (“GDP”)i growth was 3.5%, the strongest reading in two years. Fourth quarter 2016 GDP growth then moderated to 2.1%. Finally, the U.S. Department of Commerce’s second reading for first quarter 2017 GDP growth — released after the reporting period ended — was 1.2%. The deceleration in growth reflected downturns in private inventory investment and personal consumption expenditures.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on April 30, 2017, the unemployment rate was 4.4%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since May 2007. The percentage of longer-term unemployed also declined over the period. In April 2017, 22.6% of Americans looking for a job had been out of work for more than six months, versus 24.8% when the period began.

Western Asset Municipal High Income Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that concluded on March 15, 2017. At that time the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.” Finally, at its meeting that concluded on May 3, 2017 — after the reporting period ended — the Fed kept rates on hold.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Treasury yields moved sharply higher after the November 2016 U.S. presidential elections given expectations for improving growth and higher inflation. While they subsequently fell from their peak in mid-March 2017, all told short- and long-term Treasury yields moved higher overall during the six months ended April 30, 2017. Two-year Treasury yields began the reporting period at 0.86% and ended the period at 1.28%. Their low for the period of 0.80% occurred on November 4, 2016, and their peak of 1.40% took place on March 13 and March 14, 2017. Ten-year Treasury yields began the reporting period at 1.84% and ended the period at 2.29%. Their low of 1.79% occurred on November 4, 2016, and their peak of 2.62% occurred on March 13, 2017.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. While the municipal bond market posted a small negative return, it modestly outperformed its taxable bond counterpart during the reporting period. For the six months ended April 30, 2017, the Bloomberg Barclays Municipal Bond Indexiv and the Bloomberg Barclays U.S. Aggregate Indexv returned -0.34% and -0.67%, respectively. The municipal bond market fell sharply during the first month of the period. This was triggered by sharply rising interest rates given expectations for improving growth and rising inflation under Donald Trump’s administration. The municipal market then posted positive returns over four of the last five months of the period as investor demand generally improved.

Performance review

For the six months ended April 30, 2017, Western Asset Municipal High Income Fund Inc. returned -0.78% based on its net asset value (“NAV”)vi and 0.79% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays Municipal

IV	Western Asset Municipal High Income Fund Inc.

Bond Index, returned -0.34% for the same period. The Lipper High Yield Municipal Debt Closed-End Funds Category Averagevii returned -1.00% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to shareholders totaling $0.15 per share. As of April 30, 2017, the Fund estimates that all distributions were sourced from net investment income*. The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2017. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2017 (unaudited)
Price Per Share	6-Month Total Return**
$7.87 (NAV)	-0.78	%†
$7.43 (Market Price)	0.79	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “MHF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMHFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Municipal High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Municipal High Income Fund Inc.	V

Investment commentary (cont’d)

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

May 31, 2017

RISKS: The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. High-yield bonds, known as “junk bonds,” involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Investing in securities issued by other investment companies, including exchange-traded funds (“ETFs”) that invest primarily in municipal securities, involves risks similar to those of investing directly in the securities in which those investment companies invest. To the extent the Fund invests in securities of other investment companies, Fund stock holders will indirectly pay a portion of the operating costs of such companies, in addition to the expenses that the Fund bears directly in connection with its own operation. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Municipal High Income Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 11 funds in the Fund’s Lipper category.

Western Asset Municipal High Income Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2017 and October 31, 2016 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — April 30, 2017

Total Spread Duration
MHF	— 6.95 years
Benchmark	— 6.04 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Municipal Bond Index
MHF	— Western Asset Municipal High Income Fund Inc.

2	Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — April 30, 2017

Total Effective Duration
MHF	— 7.33 years
Benchmark	— 6.19 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Municipal Bond Index
MHF	— Western Asset Municipal High Income Fund Inc.

Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2017

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 98.5%
Alabama — 5.6%
Jefferson County, AL, Sewer Revenue:
AGM	5.500%	10/1/53	$400,000	$452,472
Convertible CAB, Subordinated Lien	0.000%	10/1/50	3,020,000	2,370,519	(a)
Subordinated Lien Warrants	6.000%	10/1/42	1,120,000	1,288,974
Subordinated Lien Warrants	6.500%	10/1/53	3,000,000	3,607,530
Lower Alabama Gas District, Gas Project Revenue	5.000%	9/1/46	1,500,000	1,804,530
Total Alabama				9,524,025
Arizona — 3.4%
La Paz County, AZ, IDA, Educational Facility Lease Revenue, Charter School Solutions, Harmony Public School Project	5.000%	2/15/36	1,000,000	1,058,200	(b)
Navajo Nation, AZ, Revenue	5.500%	12/1/30	190,000	208,204	(b)
Phoenix, AZ, IDA, Education Revenue:
Basis School Inc.	5.000%	7/1/35	1,000,000	1,018,080	(b)
Great Hearts Academies	5.000%	7/1/41	1,200,000	1,269,936
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.000%	12/1/37	1,500,000	1,764,795
University Medical Center Corp., AZ, Hospital Revenue	6.250%	7/1/29	500,000	554,605	(c)
Total Arizona				5,873,820
California — 10.1%
Alameda, CA, Corridor Transportation Authority Revenue, Second Subordinated Lien	5.000%	10/1/34	500,000	561,385
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/46	2,000,000	2,250,680
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	3,000,000	3,006,390	(b)
California State Public Works Board, Lease Revenue, Various Capital Project	5.125%	10/1/31	1,500,000	1,697,625
California Statewide CDA, Student Housing Revenue:
Provident Group-Pomona Properties LLC	5.600%	1/15/36	505,000	545,789
Provident Group-Pomona Properties LLC	5.750%	1/15/45	360,000	389,325
Inland Valley, CA, Development Agency, Successor Agency Tax Allocation Revenue	5.000%	9/1/44	500,000	548,995
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	2,000,000	2,828,420
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	3,000,000	4,177,940
Redding, CA, Redevelopment Agency, Tax Allocation, Shastec Redevelopment Project	5.000%	9/1/29	600,000	600,168
River Islands, CA, Public Financing Authority Special Tax, Community Facilities District No. 2003-1	5.500%	9/1/45	620,000	659,891
Total California				17,266,608
Colorado — 4.0%
Colorado Educational & Cultural Facilities Authority Revenue, Cheyenne Mountain Charter Academy	5.125%	6/15/32	510,000	512,560	(c)

See Notes to Financial Statements.

4	Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Colorado — continued
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.125%	11/15/23	$4,000,000	$4,818,160
Reata South Metropolitan District, CO, GO	7.250%	6/1/37	975,000	908,144
Solaris, CO, Metropolitan District #3, GO	7.000%	12/15/46	500,000	489,560
Total Colorado				6,728,424
Delaware — 1.2%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	2,000,000	2,076,460
District of Columbia — 1.5%
District of Columbia Revenue:
Friendship Public Charter School Inc.	5.000%	6/1/42	2,000,000	2,040,400
KIPP Charter School	6.000%	7/1/33	200,000	231,564
KIPP Charter School	6.000%	7/1/43	250,000	285,248
Total District of Columbia				2,557,212
Florida — 2.4%
Florida State Development Finance Corp., Educational Facilities Revenue:
Renaissance Charter School Inc. Project	6.000%	6/15/35	250,000	256,892	(b)
Renaissance Charter School Inc. Project	6.125%	6/15/46	215,000	220,575	(b)
Florida State Development Finance Corp., Senior Living Revenue, Tuscan Isle Champions Gate Project	6.375%	6/1/46	250,000	245,285	(b)
Florida State Mid-Bay Bridge Authority Revenue	5.000%	10/1/28	500,000	575,845
Martin County, FL, IDA Revenue, Indiantown Cogeneration LP Project	4.200%	12/15/25	1,500,000	1,538,280	(b)(d)
Palm Beach County, FL, Health Facilities Authority Revenue, Sinai Residences Boca Raton Project	7.500%	6/1/49	400,000	465,056
Reunion, FL, East Community Development District, Special Assessment	6.600%	5/1/33	305,000	311,966
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	285,000	3	*(e)
Santa Rosa, FL, Bay Bridge Authority Revenue	6.250%	7/1/28	804,366	546,969	*(e)
Total Florida				4,160,871
Georgia — 3.5%
Atlanta, GA, Development Authority Educational Facilities Revenue, Science Park LLC Project	5.000%	7/1/32	2,000,000	2,012,980	(c)
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	2,000,000	2,251,700	(c)(f)
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	1,000,000	1,107,690	(c)
Franklin County, GA, Industrial Building Authority Revenue, Emmanuel College Inc.	6.000%	11/1/32	1,000,000	600,000	*(e)
Total Georgia				5,972,370

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2017

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Hawaii — 1.3%
Hawaii State Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co.	6.500%	7/1/39	$2,000,000	$2,169,400
Illinois — 4.5%
Chicago, IL, GO	5.000%	1/1/25	500,000	503,130
Chicago, IL, GO	5.500%	1/1/34	1,250,000	1,255,325
Chicago, IL, GO	6.000%	1/1/38	300,000	314,076
Chicago, IL, Motor Fuel Tax Revenue, AGM	5.000%	1/1/32	1,000,000	1,070,590
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/31	1,500,000	1,656,345	(d)
Chicago, IL, O’Hare International Airport Revenue, Senior Lien	5.000%	1/1/42	500,000	540,965	(d)
Illinois State Finance Authority Revenue, Franciscan Communities Inc.	5.250%	5/15/47	1,000,000	1,025,940
Illinois State, GO	5.000%	2/1/26	650,000	682,831
Illinois State, GO	5.000%	2/1/27	250,000	261,565
Illinois State, GO	5.000%	2/1/29	300,000	310,989
Metropolitan Pier & Exposition Authority, IL, Revenue, CAB-McCormick Place Expansion Project	0.000%	12/15/52	700,000	91,035
Total Illinois				7,712,791
Indiana — 1.6%
Indiana State Finance Authority Revenue, Private Activity Ohio River Bridges East End Crossing Project	5.000%	7/1/48	2,000,000	2,135,160	(d)
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	7.000%	1/1/44	500,000	591,085	(d)
Total Indiana				2,726,245
Kentucky — 1.3%
Owen County, KY, Waterworks System Revenue, Kentucky American Water Co. Project	6.250%	6/1/39	2,000,000	2,162,740
Louisiana — 0.0%
Epps, LA, COP	8.000%	6/1/18	775,000	77,500	*(e)
Maryland — 2.0%
Maryland State Health & Higher EFA Revenue, Mercy Medical Center	6.250%	7/1/31	3,000,000	3,389,880
Massachusetts — 1.6%
Massachusetts State DFA Revenue:
Partners Healthcare System	5.000%	7/1/47	1,250,000	1,378,300
Tufts Medical Center Inc.	6.875%	1/1/41	1,000,000	1,142,690
Umass Boston Student Housing Project	5.000%	10/1/41	200,000	214,254
Total Massachusetts				2,735,244
Michigan — 2.9%
Great Lakes, MI, Water Authority Water Supply System Revenue, Senior Lien	5.000%	7/1/35	200,000	223,496

See Notes to Financial Statements.

6	Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Michigan State Finance Authority Limited Obligation Revenue:
Higher Education, Thomas M Cooley Law School Project	6.000%	7/1/24	$310,000	$321,005	(b)
Higher Education, Thomas M Cooley Law School Project	6.750%	7/1/44	430,000	438,488	(b)
Michigan State Finance Authority Revenue:
Senior Lien Detroit Water & Sewer	5.000%	7/1/33	260,000	287,277
Senior Lien Detroit Water & Sewer	5.000%	7/1/44	270,000	286,862
Michigan State Strategic Fund Limited Obligation Revenue:
Evangelical Homes of Michigan	5.250%	6/1/32	500,000	511,820
Evangelical Homes of Michigan	5.500%	6/1/47	750,000	764,242
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	2,000,000	2,190,180	(c)
Total Michigan				5,023,370
Missouri — 2.2%
Kansas City, MO, IDA, Senior Living Facilities Revenue, Kansas City United Methodist Retirement Home Inc.	6.000%	11/15/51	200,000	191,588	(b)
Missouri State HEFA Revenue:
Lutheran Senior Services	6.000%	2/1/41	500,000	544,945
Lutheran Senior Services	5.000%	2/1/44	750,000	796,185
St. Louis County, MO, IDA, Senior Living Facilities Revenue, Friendship Village of Sunset Hills	5.875%	9/1/43	2,000,000	2,269,840
Total Missouri				3,802,558
Nebraska — 2.1%
Central Plains Energy Project, NE, Gas Project Revenue, Project #3	5.000%	9/1/42	3,340,000	3,546,379
Nevada — 0.5%
Director of the State of Nevada Department of Business & Industry Revenue:
Somerset Academy of Las Vegas	5.000%	12/15/35	300,000	306,942	(b)
Somerset Academy of Las Vegas	5.125%	12/15/45	500,000	504,650	(b)
Total Nevada				811,592
New Jersey — 6.5%
Gloucester County, NJ, PCFA Revenue, Keystone Urban Renewal, Logan Generating	5.000%	12/1/24	450,000	488,029	(d)
New Jersey State EDA Revenue, Private Activity-The Goethals Bridge Replacement Project	5.375%	1/1/43	1,500,000	1,667,625	(d)
New Jersey State Health Care Facilities Financing Authority Revenue, Hackensack Meridian Health	5.000%	7/1/38	100,000	112,638
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/44	640,000	651,456	(d)

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

April 30, 2017

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
New Jersey State Transportation Trust Fund Authority Revenue, Transportation Program	5.250%	6/15/32	$4,720,000	$4,928,860
Salem County, NJ, PCFA Revenue, Chambers Project	5.000%	12/1/23	3,000,000	3,251,280	(d)
Total New Jersey				11,099,888
New York — 3.8%
Brooklyn Arena, NY, Local Development Corp. Revenue, Barclays Center Project	6.250%	7/15/40	2,000,000	2,273,240	(c)
New York State Liberty Development Corp., Liberty Revenue, 3 World Trade Center LLC Project	5.000%	11/15/44	1,205,000	1,281,891	(b)
New York State Transportation Development Corp., Special Facilities Revenue:
LaGuardia Airport Terminal B Redevelopment Project	4.000%	7/1/31	2,500,000	2,580,075	(d)
LaGuardia Airport Terminal B Redevelopment Project	5.000%	7/1/46	300,000	320,913	(d)
Total New York				6,456,119
North Carolina — 0.3%
North Carolina State Turnpike Authority Monroe Expressway Toll Revenue	5.000%	7/1/47	500,000	545,220
Ohio — 0.4%
Ohio State Private Activity Revenue, Portsmouth Bypass Project	5.000%	6/30/53	700,000	730,436	(d)
Oklahoma — 1.2%
Payne County, OK, EDA Revenue, Epworth Living at The Ranch	6.250%	11/1/31	250,000	249,978
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue:
Montereau Inc. Project	7.125%	11/1/30	1,000,000	1,169,240	(c)
Montereau Inc. Project	5.250%	11/15/37	500,000	539,890
Total Oklahoma				1,959,108
Oregon — 0.4%
Yamhill County, OR, Hospital Authority Revenue, Friendsview Retirement Community	5.000%	11/15/51	725,000	728,263
Pennsylvania — 5.1%
Cumberland County, PA, Municipal Authority Revenue, Diakon Lutheran Social Ministries Project	5.000%	1/1/28	350,000	387,671
Erie County, PA, Convention Center Authority Gtd. Hotel Revenue, County GTD	5.000%	1/15/36	750,000	822,667
Montgomery County, PA, IDA Revenue:
Acts Retirement-Life Communities	5.000%	11/15/28	1,400,000	1,529,892
Acts Retirement-Life Communities	5.000%	11/15/29	1,350,000	1,468,678
Pennsylvania State Turnpike Commission Revenue, Turnpike Subordinate Revenue Refunding Bonds	5.000%	6/1/39	3,170,000	3,449,499

See Notes to Financial Statements.

8	Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Philadelphia, PA, Authority for IDR:
Discovery Charter School Inc. Project	6.250%	4/1/37	$500,000	$522,995
Performing Arts Charter School Project	6.000%	6/15/23	480,000	496,181	(b)
Total Pennsylvania				8,677,583
Texas — 24.1%
Arlington, TX, Higher Education Finance Corp., Education Revenue:
Uplift Education	5.000%	12/1/36	240,000	258,441
Uplift Education	5.000%	12/1/46	200,000	208,972
Brazos River, TX, Harbor Industrial Development Corp., Environmental Facilities Revenue, Dow Chemical Co.	5.900%	5/1/28	1,500,000	1,551,585	(a)(d)(g)
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/42	2,000,000	2,173,100
Dallas-Fort Worth, TX, International Airport Revenue, Joint Improvement	5.000%	11/1/42	4,000,000	4,290,520	(d)
Grand Parkway Transportation Corp., TX, System Toll Revenue, Convertible CAB	0.000%	10/1/35	1,500,000	1,310,130	(a)
Gulf Coast, TX, IDA Revenue, Citgo Petroleum Corp. Project	4.875%	5/1/25	1,000,000	1,024,060	(d)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	2,000,000	2,141,040	(c)
Love Field Airport Modernization Corp., TX, Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	6,000,000	6,480,900
Love Field, TX, Airport Modernization Corp., General Airport Revenue	5.000%	11/1/32	20,000	22,840	(d)
Love Field, TX, Airport Modernization Corp., General Airport Revenue	5.000%	11/1/33	20,000	22,700	(d)
Love Field, TX, Airport Modernization Corp., General Airport Revenue	5.000%	11/1/35	30,000	33,712	(d)
Love Field, TX, Airport Modernization Corp., General Airport Revenue	5.000%	11/1/36	20,000	22,406	(d)
New Hope Cultural Education Facilities Finance Corp., TX, Retirement Facility Revenue:
MRC Crestview	5.000%	11/15/36	550,000	566,390
MRC Senior Living-Langford Project	5.375%	11/15/36	475,000	447,873
Westminster Manor Project	5.000%	11/1/40	1,000,000	1,045,360
New Hope Cultural Education Facilities Finance Corp., TX, Senior Living Revenue:
Cardinal Bay Inc., Village on the Park Carriage Inn Project	5.000%	7/1/46	250,000	269,104
Cardinal Bay Inc., Village on the Park Carriage Inn Project	5.000%	7/1/51	150,000	164,052
New Hope Cultural Education Facilities Finance Corp., TX, Student Housing Revenue, Collegiate Housing Stephenville II LLC, Tarleton State University Project	5.000%	4/1/39	1,165,000	1,210,656

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

April 30, 2017

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
North Texas Tollway Authority Revenue:
System-First Tier	5.750%	1/1/40	$2,190,000	$2,259,699	(c)
System-First Tier	5.750%	1/1/40	310,000	318,816
Texas Midwest Public Facility Corp. Revenue, Secure Treatment Facility Project	9.000%	10/1/30	2,000,000	1,400,000	*(e)
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	6.250%	12/15/26	1,000,000	1,209,220
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/28	1,500,000	1,639,365
Texas State Private Activity Bond Surface Transportation Corp. Revenue:
LBJ Infrastructure Group LLC	7.000%	6/30/40	4,000,000	4,539,280
Senior Lien, Blueridge Transportation Group LLC	5.000%	12/31/40	1,000,000	1,086,270	(d)
Senior Lien, NTE Mobility Partners LLC	6.875%	12/31/39	2,000,000	2,231,500
Texas State Public Finance Authority, Charter School Finance Corp. Revenue:
Cosmos Foundation Inc.	6.200%	2/15/40	1,000,000	1,129,380	(c)
Uplift Education	5.750%	12/1/27	1,500,000	1,541,550	(c)
Willacy County, TX, PFC Project Revenue, County Jail	7.500%	11/1/25	425,000	378,003
Total Texas				40,976,924
U.S. Virgin Islands — 1.2%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.750%	10/1/37	2,500,000	2,018,750
Utah — 0.2%
Utah State Charter School Finance Authority, Charter School Revenue, Syracuse Arts Academy Project, UT CSCE	5.000%	4/15/42	250,000	272,775
Virginia — 2.3%
Virginia State Port Authority Port Facility Revenue	5.000%	7/1/41	250,000	273,623	(d)
Virginia State Port Authority Port Facility Revenue	5.000%	7/1/45	300,000	327,861	(d)
Virginia State Small Business Financing Authority Revenue:
Elizabeth River Crossings OpCo LLC Project	5.250%	1/1/32	1,000,000	1,089,320	(d)
Elizabeth River Crossings OpCo LLC Project	5.500%	1/1/42	2,000,000	2,189,260	(d)
Total Virginia				3,880,064
Washington — 0.2%
Washington State HFC Revenue, Presbyterian Retirement Communities North West Project	5.000%	1/1/46	300,000	302,268	(b)
Wisconsin — 1.1%
Public Finance Authority, WI, Education Revenue, North Carolina Charter Educational Foundation Project	5.000%	6/15/36	1,000,000	933,410	(b)

See Notes to Financial Statements.

10	Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Wisconsin — continued
Public Finance Authority, WI, Exemption Facilities Revenue, Celanese Project	5.000%	12/1/25	$550,000	$610,659	(d)
Public Finance Authority, WI, Revenue, Church Home of Hartford Inc.	5.000%	9/1/38	250,000	252,273	(b)
Total Wisconsin				1,796,342
Total Investments before Short-Term Investments (Cost — $158,129,910)				167,761,229
Short-Term Investments — 0.2%
Municipal Bonds — 0.2%
New Jersey — 0.2%
New Jersey State Health Care Facilities Financing Authority Revenue, Southern Ocean County Hospital, LOC-Wells Fargo Bank N.A. (Cost — $300,000)	0.900%	7/1/36	300,000	300,000	(h)(i)

			Shares
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $9,557)	0.679%		9,557	9,557
Total Short-Term Investments (Cost — $309,557)				309,557
Total Investments — 98.7% (Cost — $158,439,467#)				168,070,786
Other Assets in Excess of Liabilities — 1.3%				2,169,838
Total Net Assets — 100.0%				$170,240,624

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(e)	The coupon payment on these securities is currently in default as of April 30, 2017.

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(g)	Maturity date shown represents the mandatory tender date.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

April 30, 2017

Western Asset Municipal High Income Fund Inc.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
CAB	— Capital Appreciation Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
GO	— General Obligation
GTD	— Guaranteed
HEFA	— Health & Educational Facilities Authority
HFC	— Housing Finance Commission
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LOC	— Letter of Credit
PCFA	— Pollution Control Financing Authority
PFC	— Public Facilities Corporation

Ratings Table* (unaudited)
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	1.3%
AA/Aa	8.5
A	31.9
BBB/Baa	43.7
BB/Ba	5.4
A-1/VMIG 1	0.2
NR***	9.0
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

***	The credit quality of unrated investments is evaluated based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments.

At April 30, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
U.S. Treasury Long-Term Bonds	26	6/17	$3,918,772	$3,977,187	$58,415

See Notes to Financial Statements.

12	Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2017

Assets:
Investments, at value (Cost — $158,439,467)	$168,070,786
Cash	10
Interest receivable	2,825,986
Receivable for securities sold	10,000
Receivable from broker — variation margin on open futures contracts	6,500
Prepaid expenses	11,635
Total Assets	170,924,917

Liabilities:
Distributions payable	551,636
Investment management fee payable	76,793
Directors’ fees payable	2,011
Accrued expenses	53,853
Total Liabilities	684,293
Total Net Assets	$170,240,624

Net Assets:
Par value ($0.01 par value; 21,632,934 shares issued and outstanding; 500,000,000 shares authorized)	$216,329
Paid-in capital in excess of par value	169,632,047
Overdistributed net investment income	(181,663)
Accumulated net realized loss on investments and futures contracts	(9,115,823)
Net unrealized appreciation on investments and futures contracts	9,689,734
Total Net Assets	$170,240,624

Shares Outstanding	21,632,934

Net Asset Value	$7.87

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report	13

Statement of operations (unaudited)

For the Six Months Ended April 30, 2017

Investment Income:
Interest	$4,021,482

Expenses:
Investment management fee (Note 2)	459,662
Transfer agent fees	35,432
Audit and tax fees	25,018
Directors’ fees	19,897
Shareholder reports	13,419
Legal fees	12,739
Stock exchange listing fees	9,095
Fund accounting fees	8,620
Insurance	1,663
Custody fees	780
Miscellaneous expenses	6,606
Total Expenses	592,931
Net Investment Income	3,428,551

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(348,481)
Futures contracts	22,051
Net Realized Loss	(326,430)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(4,400,490)
Futures contracts	(76,561)
Change in Net Unrealized Appreciation (Depreciation)	(4,477,051)
Net Loss on Investments and Futures Contracts	(4,803,481)
Decrease in Net Assets From Operations	$(1,374,930)

See Notes to Financial Statements.

14	Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2017 (unaudited) and the Year Ended October 31, 2016	2017	2016

Operations:
Net investment income	$3,428,551	$6,803,714
Net realized gain (loss)	(326,430)	187,757
Change in net unrealized appreciation (depreciation)	(4,477,051)	2,607,114
Increase (Decrease) in Net Assets From Operations	(1,374,930)	9,598,585

Distributions to Shareholders From (Note 1):
Net investment income	(3,331,472)	(7,121,466)
Decrease in Net Assets From Distributions to Shareholders	(3,331,472)	(7,121,466)

Fund Share Transactions
Reinvestment of distributions (0 and 32,531 shares issued, respectively)	—	260,238
Increase in Net Assets From Fund Share Transactions	—	260,238
Increase (Decrease) in Net Assets	(4,706,402)	2,737,357

Net Assets:
Beginning of period	174,947,026	172,209,669
End of period*	$170,240,624	$174,947,026
*Includes overdistributed net investment income of:	$(181,663)	$(278,742)

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report	15

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
	2017[1,2]	2016[1]	2015[1]	2014[1]	2013[1]	2012

Net asset value, beginning of period	$8.09	$7.97	$8.11	$7.55	$8.20	$7.63

Income (loss) from operations:
Net investment income	0.16	0.31	0.36	0.36	0.38	0.40
Net realized and unrealized gain (loss)	(0.23)	0.14	(0.15)	0.57	(0.65)	0.58
Total income (loss) from operations	(0.07)	0.45	0.21	0.93	(0.27)	0.98

Less distributions from:
Net investment income	(0.15) [3]	(0.33)	(0.35)	(0.37)	(0.38)	(0.41)
Total distributions	(0.15)	(0.33)	(0.35)	(0.37)	(0.38)	(0.41)

Net asset value, end of period	$7.87	$8.09	$7.97	$8.11	$7.55	$8.20

Market price, end of period	$7.43	$7.53	$7.47	$7.47	$6.85	$8.47
Total return, based on NAV[4,5]	(0.78)%	5.71%	2.62%	12.60%	(3.41)%	13.17%
Total return, based on Market Price[6]	0.79%	5.09%	4.73%	14.76%	(14.91)%	18.65%

Net assets, end of period (millions)	$170	$175	$172	$175	$163	$177

Ratios to average net assets:
Gross expenses	0.71%[7]	0.71%	0.69%	0.71%	0.69%	0.69%
Net expenses	0.71 [7]	0.71	0.69	0.71	0.69	0.69
Net investment income	4.10 [7]	3.87	4.52	4.58	4.81	5.09

Portfolio turnover rate	6%	17%	7%	16%	15%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2017 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

See Notes to Financial Statements.

16	Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Municipal High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks high current income exempt from federal income taxes. The Fund invests primarily in intermediate- and long-term municipal debt securities issued by state and local governments. However, the Fund may invest in municipal obligations of any maturity.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

18	Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$167,761,229	—	$167,761,229
Short-term investments†:
Municipal bonds	—	300,000	—	300,000
Money market funds	$9,557	—	—	9,557
Total short-term investments	9,557	300,000	—	309,557
Total investments	$9,557	$168,061,229	—	$168,070,786
Other financial instruments:
Futures contracts	58,415	—	—	58,415
Total	$67,972	$168,061,229	—	$168,129,201

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is

Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

20	Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Directors and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the six months ended April 30, 2017, such purchase and sale transactions (excluding accrued interest) were $9,455,000 and $7,395,000, respectively.

3. Investments

During the six months ended April 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$9,590,460
Sales	11,635,517

At April 30, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,333,732
Gross unrealized depreciation	(3,702,413)
Net unrealized appreciation	$9,631,319

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2017.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$58,415

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2017. The first table provides additional detail about the amounts and sources of gains (losses)

Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$22,051

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(76,561)

During the six months ended April 30, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$3,373,500
Futures contracts (to sell)†	441,665

†	At April 30, 2017, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at April 30, 2017:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$6,500	—	$6,500

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Distributions subsequent to April 30, 2017

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
4/21/2017	5/1/2017	$0.0255
5/19/2017	6/1/2017	$0.0255
6/23/2017	7/3/2017	$0.0255
7/21/2017	8/1/2017	$0.0255
8/25/2017	9/1/2017	$0.0255

6. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately

22	Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report

10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended April 30, 2017, the Fund did not repurchase any shares.

7. Capital loss carryforward

As of October 31, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2017	$(6,176,348)

This amount will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $2,613,976, which have no expiration date, must be used first to offset any such gains.

8. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

9. Subsequent event

On May 11, 2017, the Fund’s Board of Directors approved a proposal permitting the Fund to invest in the securities of investment companies, including exchange traded funds. Under the Fund’s new non-fundamental policy, the Fund will not invest in securities of other investment companies in an amount exceeding the limitations set forth in the Investment Company Act of 1940 and the rules thereunder, except as part of a merger, consolidation or other acquisition. The new policy is effective July 1, 2017. Prior to the adoption of the new policy, the Fund did not invest in the securities of other investment companies.

Western Asset Municipal High Income Fund Inc. 2017 Semi-Annual Report	23

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Municipal High Income Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (“Western Asset”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2016, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Western Asset, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and Western Asset to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and Western Asset.

At a meeting held by conference call on November 2, 2016, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or Western Asset participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and Western Asset provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by Western Asset.

24	Western Asset Municipal High Income Fund Inc.

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and Western Asset under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and Western Asset, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and Western Asset under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by Western Asset and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and Western Asset.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Western Asset Municipal High Income Fund Inc.	25

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged and non-leveraged high yield municipal debt closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of eleven funds, including the Fund, for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2016. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked eleventh among the eleven funds in the Performance Universe for each of the 1-, 3- and 5-year periods ended June 30, 2016 (first being best in these performance rankings) and was ranked tenth among the eleven funds in the Performance Universe for the 10-year period ended such date. The Fund’s performance was worse than the Performance Universe median for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2016. The Board gave considerable weight to the Manager’s explanation of the Fund’s underperformance relative to the Performance Universe. In this regard, the Manager noted that the Fund was the only Performance Universe fund that does not use leverage. Because it does not use leverage, the Fund, according to the Manager, was at a relative disadvantage to the other funds in the Performance Universe during the performance measurement periods. The use of leverage in general will enhance performance in a rising municipals market and detract from performance in a declining municipals market. The Manager also noted that the Fund has made no allocation to the tobacco-backed sector, and expressed its belief that this long-standing strategy has had a negative impact on Fund performance relative to its Performance Universe. The Board noted that the small number of funds in the Performance Universe as well as the inclusion of the Fund in a Performance Universe otherwise comprised of leveraged funds made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2016.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

26	Western Asset Municipal High Income Fund Inc.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to Western Asset under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and Western Asset. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and seven other leveraged and non-leveraged high yield municipal debt closed-end funds, as classified by Broadridge. The eight funds in the Expense Group had average net common share assets ranging from $146.1 million to $686.7 million. Five of the other Expense Group funds were larger than the Fund and two were smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on both a contractual basis and an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked first among the funds in the Expense Group (first being lowest and, therefore, best in these expense component rankings). The Fund’s actual total expenses ranked first among the funds in the Expense Group. The Board noted that the small number of funds in the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund

Western Asset Municipal High Income Fund Inc.	27

Board approval of management and subadvisory agreements (unaudited) (cont’d)

by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2016 and March 31, 2015. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to Western Asset was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had declined by 3 percent during the period covered by the analysis and remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

28	Western Asset Municipal High Income Fund Inc.

Other benefits to the manager and Western Asset

The Board considered other benefits received by the Manager, Western Asset and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub- Advisory Agreement, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Western Asset were present.

Western Asset Municipal High Income Fund Inc.	29

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Municipal High Income Fund Inc. was held on February 24, 2017 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Robert D. Agdern	19,312,260	619,010
William R. Hutchinson	19,184,209	747,061
Eileen A. Kamerick	19,392,347	538,923

At April 30, 2017, in addition to Robert D. Agdern, William R. Hutchinson, and Eileen A. Kamerick, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

Riordan Roett

Jane Trust

30	Western Asset Municipal High Income Fund Inc.

Dividend reinvestment plan (unaudited)

The Fund’s policy, which may be changed by the Fund’s Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund’s capital shares. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend. Net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to shareholders at least once a year.

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose capital shares are registered in his or her own name will have all distributions, including return of capital distributions, reinvested automatically by Computershare Inc. (“Computershare”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional capital shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own capital shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of Computershare, as dividend-paying agent.

The number of capital shares distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the capital shares is equal to or exceeds 98% of net asset value (“NAV”) per share on the determination date (generally, the record date for the distribution), participants will be issued capital shares valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund’s net assets will be proportionately diluted.

If 98% of the NAV per share of the capital shares at the time of valuation (which is the close of business on the determination date) exceeds the market price of capital shares, Computershare will buy capital shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before Computershare has completed its purchases, the market price exceeds 98% of what the NAV per share of the capital shares was at the valuation time, Computershare will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of capital shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent Computershare is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by Computershare may exceed 98% of the NAV per share of the capital shares. Computershare will begin to purchase capital shares on the open

Western Asset Municipal High Income Fund Inc.	31

Dividend reinvestment plan (unaudited) (cont’d)

market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

Computershare maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Capital shares in the account of each Plan participant will be held by Computershare in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. Computershare’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to its capital shares issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by Computershare or the Fund on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202, or by telephone at 1-888-888-0151.

*  *  *

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund will use the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective

32	Western Asset Municipal High Income Fund Inc.

July 1, 2017, fees paid by Plan participants to sell Fund shares will increase, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the

Western Asset Municipal High Income Fund Inc.	33

Dividend reinvestment plan (unaudited) (cont’d)

Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

34	Western Asset Municipal High Income Fund Inc.

Western Asset

Municipal High Income Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

Western Asset Municipal High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3909

New York Stock Exchange Symbol

MHF

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Municipal High Income Fund Inc.

Western Asset Municipal High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the Western Asset Municipal High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WAS04050 6/17 SR17-3091

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal High Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 26, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 26, 2017